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                                                                    Exhibit 99.1

                                   CHAPARRAL

                           CHAPARRAL RESOURCES, INC.
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JOINT NEWS RELEASE

                                                     ***For Immediate Release***

                                                        For further information:
                                                        ------------------------
                                                             Natalie S. Hairston
                                                   Director of Corporate Affairs
                                                       Chaparral Resources, Inc.
                                                                    281-877-7100

                                                                     Mark Turner
                                 Director International Upstream Oil & Gas Group
                                                  Shell Capital Services Limited
                                                                +44-171-934-1234

CHAPARRAL RESOURCES, INC. AND SHELL CAPITAL SERVICES LIMITED
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ANNOUNCE SIGNING OF $24.0 MILLION LOAN AGREEMENT
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HOUSTON, TEXAS, NOVEMBER 1, 1999--CHAPARRAL RESOURCES, INC. (NASDAQ: CHAR),
Karakuduk-Munay, JSC ("KKM") and Shell Capital Services Limited announced the signing today of a $24.0 million loan agreement which will enable Chaparral Resources and KKM to develop the Karakuduk Field located in the Mangistrau Region of the Republic of Kazakhstan. KKM holds a license to develop the Karakuduk Field, which covers an area of approximately 17,000 acres. In addition, KKM entered into a Crude Oil Sale and Purchase Agreement with Shell Trading International Limited for the purchase of oil production from the Karakuduk Field.

John G. McMillian, Co-Chairman of Chaparral Resources, stated, "We are committed to the development of the Karakuduk Field, and we will, as expediently as possible, satisfy the various conditions to funding, including the conversion of outstanding loans by stockholders to Chaparral Resources, the repayment of certain indebtedness, and an equity infusion of approximately $9.0 million". It is anticipated that funding will begin in mid to late November 1999.

Chaparral Resources also announced the issuance of $3.0 million of its 8% Non-Negotiable Convertible Subordinated Promissory Notes as interim financing until funding under the loan agreement.

Chaparral Resources, Inc. is an international oil and gas exploration and production company. The Company participates in the development of the Karakuduk Field through Karakuduk-Munay, Inc. ("KKM") of which the Company is the operator. The Company owns a 50% beneficial ownership interest in KKM with the other 50% ownership interest being held by Kazakh investors, including KazakhOil, the government-owned oil company.

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             16945 Northchase . Suite 1440 . Houston, Texas 77060
                        281-877-7100 . 281-877-0985 Fax
                          www. CahparralResources.com
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Joint Press Release
November 1, 1999
Page 2

Information Regarding Forward-Looking Statements: Except for historical information contained herein, the statements in this Press Release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties which may cause the Company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, volatility of oil prices, product demand, market competition, risks inherent in the Company's international operations, imprecision of reserve estimates and the Company's ability to replace and expand oil and gas reserves. These and other risks are described in the Company's Annual Report on Form 10-K/A and other filings with the Securities and Exchange Commission.

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             16945 Northchase . Suite 1440 . Houston, Texas 77060
                        281-877-7100 . 281-877-0985 Fax
                          www.ChaparralResources.com